GIFL Select IRA Rollover Variable Annuity Prospectus

April 30, 2014

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST

Core Strategy Trust1

Lifestyle Balanced MVP

Lifestyle Balanced PS Series

Lifestyle Conservative MVP

Lifestyle Conservative PS Series

Lifestyle Growth MVP

Lifestyle Growth PS Series

Lifestyle Moderate MVP

Lifestyle Moderate PS Series

Money Market Trust2

Ultra Short Term Bond Trust

[1]	Successor to Core Fundamental Holdings Trust and Core Global Diversification Trust.
[2]	The Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) John Hancock Annuities Service Center		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK John Hancock Annuities Service Center
For Applications Only:	Mailing Address	For Applications Only:	Mailing Address
380 Stuart Street, 5th Floor	PO Box 111	380 Stuart Street, 5th Floor	PO Box 111
Boston, MA 02116	Boston, MA 02117-0111	Boston, MA 02116	Boston, MA 02117-0111
www.jhrollover.com/select		www.jhrollover.com/select
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road - Suite 55444	P.O. Box 55444	30 Dan Road - Suite 55444	P.O. Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445
(800) 344-1029		(800) 551-2078
www.jhannuities.com		www.jhannuitiesnewyork.com

0414:RO GSPPRO	GIFL Select IRA Rollover

ii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1/2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1/2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 380 Stuart Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road - Suite 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the Spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or Spouse of a former participant under a GIFL Select Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to or the loss of the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, you should carefully consider your liquidity needs and your desire and ability:

•

to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and

•

to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

What are some of the differences between the Contract and my GIFL Select Retirement Plan?

Before you purchase a Contract, you should consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

•	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.

•

Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.

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A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” You should consult with your own qualified tax advisor before purchasing a Contract.

•

Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”

•

Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you rollover to the Contract from the plan.

•	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70 1/2, although a plan can mandate an earlier age.

•	A GIFL Select Retirement Plan may allow loans.

•

In the GIFL Select Retirement Plan, you may establish the Lifetime Income Amount on the day that the age requirement and holding period are both satisfied. In the GIFL Select IRA Rollover Variable Annuity, you may not establish the Lifetime Income Amount until the Contract Anniversary on or after the date that these requirements are satisfied.

You should also review your current employer’s retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, you should consult with a qualified tax advisor and your plan administrator, and read your plan documents and this Prospectus.

How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving Spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchases if you are a non-Spousal Beneficiary of a GIFL Select Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible

Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

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We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, you must satisfy any remaining age requirements (i.e., either the “Age 59 1/2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)

•

We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.

•

We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.

•	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

•	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or

•

the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

•

if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1/2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;

•

if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and

•

when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to step up the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

*	If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, you should carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint Spousal life basis. The GIFL Select guaranteed minimum withdrawal benefit begins on the Contract Anniversary on or after you satisfy a holding period requirement and have turned the applicable age. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving Spouse of a deceased participant, the holding period will reflect the time your Spouse was in the plan.

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1/2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1/2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:

•	4% if you commenced receiving distributions under the plan on a single life basis before age 65,

•

4.5% if you commenced receiving distributions under the plan on a joint Spousal basis (we will use this rate where you are a former participant in the plan, or a surviving Spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or

•	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

Age Requirements – Joint Spousal Life. You and your Spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

Example: Assume that you purchase a GIFL Select IRA Rollover Variable Annuity Contract on May 1, 2014 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Select Retirement Plan was scheduled to end on May 31, 2014. Your Lifetime Income Date for GIFL Select is May 1, 2015, the Contract Anniversary after you have satisfied both the age and holding period requirement. If you purchase the GIFL Select IRA Rollover Variable Annuity Contract on June 1, 2014, your Lifetime Income Date will be June 1, 2014 since both requirements were satisfied prior to the date that the Contract was purchased.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

•	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;

•

you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract; and

•

you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);

•	payment of any death proceeds; and

•	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;

•	the rules governing distributions from a traditional IRA or Roth IRA; and

•	the circumstances under which the payments are made.

The Code requires Contracts issued to qualify as traditional IRAs or Roth IRAs not to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1/2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1/2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial advisor should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax advisor regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).
[2]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None
Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%

Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

[1]	A daily charge reflected as an annualized percentage of the Variable Investment Options.
[2]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.
[3]	Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.76%	0.99%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.76%.

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$227	$699	$1,198	$2,572
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$227	$699	$1,198	$2,572

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$203	$628	$1,079	$2,327

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$188	$583	$1,002	$2,166

Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2013, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Core Strategy
Series II	0.04%	0.25%	0.03%	0.54%	0.86%[2]	0.00%	0.86%
Lifestyle Balanced MVP
Series II	0.04%	0.25%	0.02%	0.68%	0.99%[2]	-0.02%[3]	0.97%
Lifestyle Balanced PS Series
Series II	0.04%[4]	0.25%	0.05%	0.65%	0.99%[2]	-0.01%[5]	0.98%
Lifestyle Conservative MVP
Series II	0.04%	0.25%	0.02%	0.65%	0.96%[2]	-0.02%[3]	0.94%
Lifestyle Conservative PS Series
Series II	0.04%[4]	0.25%	0.13%	0.64%	1.06%[2]	-0.09%[5]	0.97%
Lifestyle Growth MVP
Series II	0.04%	0.25%	0.02%	0.70%	1.01%[2]	-0.02%[3]	0.99%
Lifestyle Growth PS Series
Series II	0.04%[4]	0.25%	0.04%	0.66%	0.99%[2]	0.00%	0.99%
Lifestyle Moderate MVP
Series II	0.04%	0.25%	0.02%	0.67%	0.98%[2]	-0.02%[3]	0.96%
Lifestyle Moderate PS Series
Series II	0.04%[4]	0.25%	0.10%	0.64%	1.03%[2]	-0.06%[5]	0.97%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.07%	—	0.87%	0.00%	0.87%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.
[2]

The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[3]

The advisor has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.00% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expense”), and short dividend expense. The current expense limitation agreement expires on April 30, 2017 unless renewed by mutual agreement of the Portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

[4]	“Management Fee” has been restated to reflect the contractual management fee schedule effective October 1, 2013.
[5]

The advisor has contractually agreed to reduce its management fee and/or make payment to the Portfolio in an amount equal to the amount by which “Other Expenses” of the Portfolio exceed 0.04% of the averaged annual net assets (on an annualized basis) of the Portfolio. “Other Expenses” means all of the expenses of the Portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, distribution and service (Rule 12b-1) fees, underlying portfolio expenses (“Acquired Portfolio Fees and Expenses”), and short dividend expense. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the Portfolio and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements for a period of three years following the month in which the reimbursements or waivers occurred to the extent that the Portfolio is below its expense limitation during this period.

The following table describes the operating expenses for the Money Market Portfolio. This information is applicable only to Contracts issued in California and only during the initial inspection period (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information):

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Money Market (Applicable to Contracts issued in California Only)
Series II	0.48%	0.25%	0.03%	0.00%	0.76%

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 30 Dan Road - Suite 55444, Canton, Massachusetts 02021-2809.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that will be available as Variable Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract, including the GIFL Select feature. We seek to make available Variable Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose may increase a Portfolio’s transaction costs or otherwise affect both the performance and the availability of Variable Investment Options under the Contract.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio.

Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy, Lifestyle Balanced MVP, Lifestyle Balanced PS Series, Lifestyle Conservative MVP, Lifestyle Conservative PS Series, Lifestyle Growth MVP, Lifestyle Growth PS Series, Lifestyle Moderate MVP and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP and Lifestyle Moderate MVP.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this investment option.

John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this investment option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced MVP	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Conservative MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited
Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Growth MVP	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 30% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Lifestyle Moderate MVP	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management (North America) a division of Manulife Asset Management (North America) Limited

Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. Your financial advisor gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or

•	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or

•	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-Spousal beneficiary of a participant in a GIFL Select Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or

•	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or

•	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions -Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Until the close of business on July 1, 2014, you may transfer amounts out of any Variable Investment Option that invests in the Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP or Lifestyle Moderate MVP into one or more other Variable Investment Options available under your Contract with no charge, and the transfer will not count against the number of permitted transfers.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal request; or

•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section below.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1/2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1/2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is $107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

•	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or

•	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your Spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1/2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1/2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract Anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

•	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).

•	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, will be at least age 59 1/2 at any time during the first Contract Year; and

•

you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1/2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, will have reached your Age 59 1/2 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with an employer’s GIFL Select Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and

•	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

•	you, the Annuitant, and your Spouse, the co-Annuitant, will both reach your Age 65 Trigger; and

•

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Select Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

•

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal lifetime income guaranteed minimum withdrawal benefit; or

•

you are the Annuitant under the Contract, and the Spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or

•	you are the Annuitant under the Contract; and

¡	you had established an account in your GIFL Select Retirement Plan that was covered by a Spousal guaranteed minimum withdrawal benefit; and

¡	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and

¡	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase.

You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1/2 Trigger, but will not have reached your Age 65 Trigger.

If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

•	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or

•

(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a Spousal guarantee, and your Spouse has died; or

•	(CASE THREE) you are the surviving Spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a Spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

•	you are the Annuitant under the Contract; and

•	your Spouse is the co-Annuitant under the Contract; and

•	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

•	you take your first withdrawal after the earliest available Lifetime Income Date; and

•	you and your Spouse have both reached your Age 65 Trigger at the time of such withdrawal; and

•	you have named your Spouse as a Co-Annuitant under the Contract; and

•	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy Program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A or B; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1/2, a 10% penalty tax; and

•	reduce the death proceeds.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1/2 distributions. You should consult with a qualified tax advisor for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59 1/2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

•	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

•

you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1/2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).

•

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1/2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the Spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, you should seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan. In particular, you and your advisor should consider that there is some uncertainty as to the income tax effects of a distribution at death on IRAs (see “VII. Federal Tax Matters”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

•	The Beneficiary will become the Owner/Annuitant.

•

If the deceased Annuitant’s Spouse is the sole Beneficiary (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.

•

If the Beneficiary is not the deceased Owner’s Spouse , distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero and we make no further payments to the Beneficiary.

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and

•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

•

(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

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(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

•	you will no longer have access to the Contract Value applied to the Annuity Option;

•	the GIFL Select feature of your Contract terminates; and

•	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

•	you are registered on the website, and

•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). You should consult with a qualified tax advisor for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any; or

•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or

•

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the current rates based on current interest and mortality for other similar options that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial advisor at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s Spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Spouse

Some states require that civil union and same-sex marriage partners receive the same contractual benefits as Spouses. You should consult with a qualified financial professional for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Puerto Rico (1.00%); Texas (0.04% – referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.

We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits an indirect rollover distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker dealers that provide marketing support and training services to the broker-dealer firms that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial advisor”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may provide, either from the 12b-1 fees received from the Portfolios underlying the Contracts or out of our own resources, rollover compensation to the broker-dealer of record for a Qualified Plan funded by certain group annuity contracts issued by John Hancock insurance companies, when a plan participant terminates from the Qualified Plan and rolls over plan assets into a Contract and JH Distributors is the broker-dealer of record on that Contract. Such rollover compensation is not expected to exceed 0.50% of the average daily net asset value of such Contracts.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

You should contact the financial advisor through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2013 and 2012, and its Separate Account financial statements for the year ended December 31, 2013 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2013, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

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To obtain a GIFL Select Variable Annuity

Account Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

GIFL Select SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

GIFL Select NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a GIFL Select Variable Annuity Statement of Additional Information dated April 30, 2014, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

GIFL Rollover Variable Annuity

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Rollover Variable Annuity

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05	Year Ended 12/31/04
Core Diversified Growth & Income Trust (formerly American Diversified Growth & Income Trust) (merged into Lifestyle Growth Trust eff 10-28-2011)
Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	17.190	17.190	13.283	12.500	—	—	—	—
Value at End of Year	—	—	17.190	17.190	17.190	13.283	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.913	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	14.913	12.500	12.500	—	—	—	—	—	—
No. of Units	—	14,511	—	—	—	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 03-08-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.535	12.920	12.500	12.500	—	—	—	—	—	—
Value at End of Year	—	14.535	12.920	12.500	—	—	—	—	—	—
No. of Units	—	23,320	937	—	—	—	—	—	—	—
Core Strategy Trust - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.707	—	—	—	—	—	—	—	—	—
No. of Units	60,147	—	—	—	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust - Series II Shares (units first credited 12-15-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	17.260	17.260	17.260	17.260	13.209	12.500	—	—	—	—
Value at End of Year	26.639	17.260	17.260	17.260	17.260	13.209	—	—	—	—
No. of Units	2,479	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.983	12.562	12.553	11.299	8.690	12.500	—	—	—	—
Value at End of Year	15.681	13.983	12.562	12.553	11.299	8.690	—	—	—	—
No. of Units	393,790	298,566	166,750	14,828	14,551	1,644	—	—	—	—
Lifestyle Conservative Trust - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.292	14.174	13.671	12.602	10.413	12.500	—	—	—	—
Value at End of Year	15.801	15.292	14.174	13.671	12.602	10.413	—	—	—	—
No. of Units	101,141	99,751	11,134	16,643	26,702	—	—	—	—	—
Lifestyle Growth Trust - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	13.430	11.866	12.126	10.784	8.140	12.500	—	—	—	—
Value at End of Year	15.938	13.430	11.866	12.126	10.784	8.140	—	—	—	—
No. of Units	698,562	452,942	205,194	58,571	36,260	6,528	—	—	—	—
Lifestyle Moderate Trust - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.795	13.436	13.202	12.001	9.493	12.500	—	—	—	—
Value at End of Year	16.214	14.795	13.436	13.202	12.001	9.493	—	—	—	—
No. of Units	152,448	70,791	43,264	14,201	1,973	—	—	—	—	—
Money Market Trust - Series II Shares (units first credited 08-18-2008)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.410	12.531	12.531	12.531	12.565	12.500	—	—	—	—
Value at End of Year	12.367	12.410	12.531	12.531	12.531	12.565	—	—	—	—
No. of Units	776	4,941	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.420	12.500	12.500	12.500	—	—	—	—	—	—
Value at End of Year	12.344	12.420	12.500	12.500	—	—	—	—	—	—
No. of Units	776	77,129	—	—	—	—	—	—	—	—

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